Exhibit 99.1

Investor Presentation March 31, 2016

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the financial condition, results of operations, asset quality trends and profitability of Farmers National Banc Corp. (“Farmers”). Forward-looking statements are not historical facts but instead express management’s current expectations, forecasts of future events or long-term-goals, many of which, by their nature, are inherently uncertain and outside of Farmers’ control. Forward-looking statements are preceded by terms such as “expects,” “believes,” “anticipates,” “intends” and similar expressions, as well as any statements related to future expectations of performance or conditional verbs, such as “will,” “would,” “should,” “could” or “may.” Farmers’ actual results and financial condition could differ, possibly materially, from those indicated in these forward-looking statements. Factors that could cause Farmers’ actual results to differ materially from those described in the forward-looking statements can be found in Farmers’ periodic reports and registration statements filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2015, and Quarterly Report on Form 10-Q for the period ended March 31, 2016, which have been filed with the Securities and Exchange Commission and are available on Farmers’ website (www.farmersbankgroup.com) and on the Securities and Exchange Commission’s website (www.sec.gov). Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management’s views as of any subsequent date. Farmers undertakes no obligation to update forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. Use of Non-GAAP Financial Measures This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). These non-GAAP financial measures include “Core Deposits” and “Pre-tax, Pre-provision Earnings.” Farmers believes that these non-GAAP financial measures provide both management and investors a more complete understanding of Farmers’ deposit profile and profitability. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures. Because not all companies use the same calculation of “Core Deposits” and “Pre-tax, Pre-provision Earnings,” this presentation may not be comparable to other similarly titled measures as calculated by other companies.

• Operating in eight counties in Ohio – Founded over 128 years ago • Entered the Pennsylvania market in Beaver County with the closing of the Tri-State acquisition on October 1, 2015 • Sound franchise with commitment to independence and positioned for growth • Credit quality remains strong • Diversified and growing revenue streams • Compelling growth • Diversified financial institution – Geography – Services

Financial Highlights at March 31, 2016 • Banking Locations: 38 • Assets: $1.9 billion • Loans: $1.3 billion • Deposits: $1.4 billion • Loan/Deposit Ratio: 91.0% • Tangible Common Equity: 8.9% • Market Capitalization: $226 million1 Mergers/Acquisitions • National Bancshares: Closed June 19, 2015 • Tri-State 1st Banc: Closed October 1, 2015 • Added 17 branches for a total of 38 banking locations

• Eastern Region • Touted in four top-ten rankings: Export Growth Leaders, Export Recovery Leaders, Lowest Cost of Living, National Manufacturing Innovation Leader (Business Facilities, 2014) • Lowest Housing Costs in the nation (National Association of Realtors, 2014) • 5th Best Metro in U.S. to raise a family (Forbes Magazine, April 2014) • Listed 8th on Economic Development list based on number of new and expanded facilities for areas with populations of 200,000 to 1 million (Site Selection, 2013) • Western Region • Continuing its ten-year streak in the Top 10, Wayne County has been named the third highest performing micropolitan area in the country for new business growth in 2015. (Site Selection Magazine, 2015) • The Wooster micro, encompassing all Wayne County, ranked within the top- ten “American Cities of the Future” in the categories of Cost Effectiveness, Human Capital and Lifestyle and Foreign Direct Investment Strategy (fDi 5 Magazine, 2015/16)

Financial Overview Stock Data – NASDAQ: FMNB As of 3/31/16 Operating Results for 3 Months Ended 3/31/16 • Stock Price: $8.39 • Dividend (yield): $0.04 (1.80%) • Cash Dividends: $1.1 million • Tangible Book Value: $5.99 • Revenue: $22.7 million • Net Income: $4.8 million • Net Income-Diluted Share: $0.18 • ROAA: 1.03% • ROAE: 9.41%

Market Capitalization Growth • Market Capitalization Growth: 85% since March 31, 2012 • Russell 2000 Index reconstitutes in June, 2016 Market Capitalization ($000)

Increasing Shareholder Value Stable Dividend Policy • Consistently paid a quarterly cash dividend • Current yield 1.80% • Dividend payout range policy of 25% - 35% • 2015 dividend payout: 25.48% of net income *As of March 31, 2016

Commitment to Stakeholders • Four Pillars – Shareholders o 2015 Strategic Initiative o Increased Communication Plan – Customers o Small Business Support o 45% of small business lending comes from community banks* – Associates o 423 associates o Top 100 employer in the region – Community o Community Giving as of March 31, 2016: $167,883 *Source: FDIC Quarterly Banking Profile - Second Quarter 2014

Growth Initiatives • Loan Growth/Asset Quality • Non Interest Income • Deposits and Payments • Institutionalizing Cross Sales • Digital/Mobile • Talent Acquisition and Retention • Capital Management

Loan Growth Total Loans ($000) YOY Growth: 95.24% Organic Growth: 21.63% Growth from Acquisition: 73.61%

Overview of Loan Portfolio Loan Portfolio Mix – March 31, 2016 • Diverse loan mix • No national lending • No sub-prime lending • Farmers’ practice is to lend primarily within its market area • Less than 2% of loan portfolio is participations purchased • Less than 4% of loan portfolio is construction loans Note: Dollars in thousands

Excellent Asset Quality [Graphic Appears Here] 3/31/2016 Nonaccrual loans $8.3 Accruing loans past due 90 days or more 1.4 OREO 0.6 Total nonperforming assets (NPAs) $10.3 Troubled Debt Restructuring (TDR) $8.8 Loans 30-89 days delinquent 10.1 Gross portfolio loans 1,315.5 Loans held for sale (HFS) 0.5 Allowance for loan losses (ALL) 9.4 Total Assets $1,860.3 NPLs & 90 days past due/Gross loans (excl. HFS) 0.71% NPAs/Total Assets 0.55% TDR/Gross loans (excl. HFS) 0.67% 30-89 days delinquent/Gross loans (excl. HFS) 0.77% ALL/NPLs & 90 days past due 96.70% ALL/Gross loans (excl. HFS) 0.71% Texas Ratio 5.69% Note: Dollars in millions; Asset quality ratios exclude troubled debt restructuring

Noninterest Income • Wealth Management Creates Fee-based Income • Fee Income 2009: 14.5% of total gross income o Noninterest income excluding security gains • Fee Income 2016*: 22% of total gross income o Noninterest income excluding security gains • Wealth Management Build-out Timeline – 2000 Farmers National Investments – 2009 Farmers Trust Company – 2010 Farmers National Insurance – 2012 Private Client Services – 2013 National Associates, Inc. *For the three months ended March 31, 2016

Noninterest Income • Continued Focus on Growing Noninterest Income • Noninterest Revenue: 22% of Total Revenue Total Revenue 2016*: $22.7 million Total Interest Income Other Noninterest Income Trust Income Insurance & Investment Income Retirement Planning Income Mortgage Banking Income *For the three months ended March 31, 2016

Deposits & Payments • EMV • Credit Card • Instant Issue • Apple Pay

Institutionalizing Cross-sales • Enterprise-wide focus on cross-sales Digital Wealth Treasury Management Deposit Commercial Products Consumer Mortgage

Virtual Bank

Mobile Banking Analytics Mobile Banking Users Mobile Transactions 9500 17,620 8,515 18000 8500 YOY Growth: 149% 16000 7500 14000 6500 12000 YOY Growth: 151% 5500 10000 7,084 4500 8000 3,389 3500 6000 2500 4000 1500 2000 500 0 - 15 15 - 15 - - 15 15 - - 15 - 15 - 15 - 15 15 - - 16 - 16 - 16 Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar 2015 2016 Transactions • Internal Transfers • Bill Payments • Mobile Captures • Picture Payments

Online Banking Analytics Online Banking Transactions Online Banking Users 26000 30000 24,380 27,128 YOY Growth: 60% 24000 25000 22000 YOY Growth: 43% 20000 20000 16,978 18000 17,039 15000 16000 10000 14000 12000 5000 10000 0 2015 2016 Transactions - Fiserv • Bill Pay • PopMoney • Account to Account Transactions • Same Day EBT • All Other Electronic Payments • Overnight Checks • All Other Paper Payments

Talent Acquisition and Retention • Established and experienced management team with over 305 years of combined experience, 138 of which have been with Farmers. Years of Experience FMNB Industry President & Chief Executive Officer Kevin J. Helmick (44) 22+ 22+ Senior EVP, Chief Banking Officer Mark Witmer (51) <1 25+ EVP, Chief Financial Officer Carl D. Culp (52) 27+ 31+ • Farmers Academy • Attracting quality banking talent • Robust succession planning process

Capital Management • Cash Dividend Payout Policy – Maintain 25% - 35% range • Share Repurchase Plan – Continue to look for repurchase opportunities • Organic Growth – Continued organic growth in current markets – Growth opportunities in new markets with Private Banking, Trust and Investments • Acquisition Opportunities – Targeted acquisitions include fee-based business and banks – Accretive to earnings near term (excluding one-time charges) – Manageable initial tangible book value dilution – Must enhance shareholder value – Must sustain our culture – Not materially change our investment merits – Sustain our TCE and regulatory ratios 22

Capital Management Steady Tier 1 Leverage Ratio 12.00% 10.00% 8.00% 6.00% 4.00% 2.00% 0.00% 9.73% 10.44% 9.34% 3/31/14 3/31/15 3/31/16 Well Capitalized Excess

Continued Strong Results – Overview of 1Q 2016 • 22% organic annual loan growth since March 31, 2015 • 133 consecutive quarters of profitability • Net income for quarter ended March 31, 2016 was $4.8 million compared to $3.2 million for the linked quarter • Annualized return on assets was 1.03% for the first quarter • Noninterest income increased 22.5% compared to same quarter in 2015 • Non-performing assets to total assets remain at low levels, 0.55% at March 31, 2016

Net Interest Income and Margin Dollars in thousands $18,000 4.25% $16,458 $16,747 4.20% $16,000 4.15% $14,538 4.10% $ 14,000 4.05% 4.07% $12,000 4.00% 3.95% $9,749 3.98% $10,000 $8,992 3.90% 3.85% $8,000 3.84% 3.80% $6,000 3.75% 3.70% $4,000 3.65% 3.64% 3.66% 3.60% $2,000 3.55% $0 3.50% 1Q 2015 2Q 2015 3Q 2015 4Q 2015 1Q 2016 25 Net Interest Income Net Interest Margin

Interest Rate Risk Management Estimated Net Interest Income (NII) Sensitivity Profile at March 31, 2016 Percent Change in NII (FTE) ALCO Policy Limits 13 to 24 13 to 24 12 Months 12 Months Change in Interest Rates Months Months +200 bps 0.20% 4.10% 10% - +100 bps 0.10% 2.20% 5% - Estimated Economic Value of Equity (EVE) Sensitivity Profile Change in Interest Rates Change in EVE ALCO Policy Limit +200 bps -1.48% 15% +100 bps -0.10% 10% -25 bps -4.82% 10% • NII benefits from asset re-pricings in a rising rate environment – 54% of total loans are floating/variable rate – Investment portfolio duration of approximately 4.5 years – Short-term wholesale funding represents approximately 6.1% of total funding – Approximately $7.6 million in non-core funding matures beyond one year

Supplemental Information

GAAP to Non-GAAP Reconciliation Reconciliation of Common Stockholders’ Equity to Tangible Common Equity March 31, Dec. 31, Sept. 30, June 30, March 31, 2016 2015 2015 2015 2015 Stockholders’ Equity $203,982 $198,047 $186,151 $182,575 $126,771 Less Goodwill and other intangibles 42,604 42,661 39,265 39,569 8,646 Tangible Common Equity $161,378 $155,386 $146,886 $143,006 $118,125 Reconciliation of Total Assets to Tangible Assets March 31, Dec. 31, Sept. 30, June 30, March 31, 2016 2015 2015 2015 2015 Total Assets $1,860,307 $1,869,902 $1,707,797 $1,672,403 $1,133,651 Less Goodwill and other intangibles 42,604 42,661 39,265 39,569 8,646 Tangible Assets $1,817,703 $1,827,241 $1,668,532 $1,632,834 $1,125,005 Reconciliation of Net Income, Excluding Costs Related to Acquisition Activities For the Three Months Ended March 31, Dec. 31, Sept. 30, June 30, March 31, 2016 2015 2015 2015 2015 Income before income taxes - Reported $6,469 $4,023 $2,482 $1,221 $2,828 Acquisition Costs 289 1,736 2,499 1,912 245 Income before income taxes - Adjusted 6,758 5,759 4,981 3,133 3,073 Income tax expense 1,746 1,434 1,255 698 673 Net income - Adjusted $5,012 $4,325 $3,726 $2,435 $2,400

GAAP to Non-GAAP Reconciliation Reconciliation of Income Before Taxes to Pre-Tax, Pre-Provision Income For the Three Months Ended March 31, Dec. 31, Sept. 30, June 30, March 31, 2016 2015 2015 2015 2015 Income before income taxes $6,469 $4,023 $2,482 $1,221 $2,828 Provision for loan losses 780 990 1,220 850 450 Pre-tax, pre-provision income $7,249 $5,013 $3,702 $2,071 $3,278

Consolidated Statements of Income Consolidated Statements of Income For the Three Months Ended March 31, Dec. 31, Sept. 30, June 30, March 31, 2016 2015 2015 2015 2015 Total interest income $17,747 $17,481 $15,594 $10,753 $9,999 Total interest expense 1,000 1,023 1,056 1,004 1,007 Net interest income 16,747 16,458 14,538 9,749 8,992 Provision for loan losses 780 990 1,220 850 450 Other income 4,946 5,175 4,685 4,409 4,037 Merger related costs 289 1,736 2,499 1,912 245 Other expense 14,155 14,884 13,022 10,175 9,506 Income before income taxes 6,469 4,023 2,482 1,221 2,828 Income taxes 1,671 848 625 409 617 Net income $4,798 $3,175 $1,857 $812 $2,211

Consolidated Statements of Financial Condition Consolidated Statements of Financial Condition March 31, Dec. 31, Sept. 30, June 30, March 31, 2016 2015 2015 2015 2015 Assets Cash and cash equivalents $34,619 $56,014 $34,344 $37,028 $26,929 Securities available for sale 387,093 394,312 379,138 386,319 369,919 Loans held for sale 488 1,769 566 399 146 Loans 1,315,501 1,296,865 1,183,016 1,134,838 673,784 Less allowance for loan losses 9,390 8,978 8,294 7,286 7,723 Net Loans 1,306,111 1,287,887 1,174,722 1,127,552 666,061 Other assets 131,996 129,920 119,027 121,105 70,596 Total Assets $1,860,307 $1,869,902 $1,707,797 $1,672,403 $1,133,651 Liabilities and Stockholders’ Equity Deposits $1,445,882 $1,409,047 $1,330,249 $1,320,569 $909,408 Other interest-bearing liabilities 192,078 247,985 179,701 155,591 80,338 Other liabilities 18,365 14,823 11,696 13,668 17,134 Total liabilities 1,656,325 1,671,855 1,521,646 1,489,828 1,006,880 Stockholders’ Equity 203,982 198,047 186,151 182,575 126,771 Total Liabilities and Stockholders’ Equity $1,860,307 $1,869,902 $1,707,797 $1,672,403 $1,133,651

Deposit Market Share by County

FARMERS NATIONAL BANC CORP.

- Opportunity for growth with approximately 12% deposit market share in the Mahoning Valley
  - Large regional competitors lack focus
  - Community competitors inwardly focused

Mahoning Top 10

2015 Rank	Company	Branches	Dep. ($000)	Market Share
1	Huntington National Bank	19	1,272,722	28.95
2	Home Savings and Loan	11	779,270	17.72
3	PNC Bank NA	9	615,784	14.01
4	**Farmers National Bank of Canfield**	**8**	**515,147**	**11.72**
5	JPMorgan Chase Bank NA	7	410,973	9.35
6	Talmer Bank and Trust	8	348,893	7.94
7	First National Bank of Pennsylvania	5	249,151	5.67
8	KeyBank NA	4	84,633	1.93
9	Citizens Bank NA	2	68,389	1.56
10	Cortland Savings and Banking Co.	3	49,925	1.14
	Total for Institutions in the Market	**77**	**4,396,479**	**100.00**

Columbiana Top 10

2015 Rank	Company	Branches	Dep. ($000)	Market Share
1	Huntington National Bank	9	323,597	24.29
2	**Farmers National Bank of Canfield**	**8**	**263,005**	**19.74**
3	Home Savings and Loan	5	234,890	17.63
4	JPMorgan Chase Bank NA	3	122,812	9.22
5	PNC Bank NA	3	109,052	8.19
6	Consumers National Bank	3	97,365	7.31
7	CFBank	2	86,142	6.47
8	Citizens Bank NA	1	50,270	3.77
9	KeyBank NA	1	42,194	3.17
10	Woodforest National Bank	2	3,002	0.23
	Total for Institutions in the Market	**37**	**1,332,329**	**100.00**

Trumbull Top 10

2015 Rank	Company	Branches	Dep. ($000)	Market Share
1	Huntington National Bank	15	548,131	19.99
2	JPMorgan Chase Bank NA	8	439,275	16.02
3	Talmer Bank and Trust	8	421,582	15.38
4	Cortland Savings and Banking Co.	7	349,257	12.74
5	PNC Bank NA	5	274,113	10.00
6	**Farmers National Bank of Canfield**	**7**	**231,093**	**8.43**
7	Home Savings and Loan	4	121,496	4.43
8	First National Bank of Pennsylvania	3	112,977	4.12
9	Citizens Bank NA	3	73,595	2.68
10	Home FS&LA of Niles Ohio	1	59,599	2.17
	Total for Institutions in the Market	**65**	**2,741,609**	**100.00**

Note: Market share data as of June 30, 2015

Source: SNL

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Deposit Market Share by County

FARMERS NATIONAL BANC CORP.

Wayne Top 10

2015 Rank	Company	Branches	Dep. ($000)	Market Share
1	PNC Bank NA	11	524,901	27.94
2	FirstMerit Bank NA	5	336,446	17.91
3	**Farmers National Bank of Canfield**	**9**	**327,742**	**17.44**
4	Wayne Savings Community Bank	7	240,116	12.78
5	JPMorgan Chase Bank NA	2	118,169	6.29
6	Commercial and Savings Bank of Millersburg Ohio	5	111,035	5.91
7	Apple Creek Banking Co.	3	78,756	4.19
8	Farmers State Bank	3	53,940	2.87
9	Westfield Bank FSB	1	29,991	1.60
10	U.S. Bank NA	1	28,726	1.53
	Total for Institutions in the Market	**50**	**1,878,892**	**100.00**

Medina Top 10

2015 Rank	Company	Branches	Dep. ($000)	Market Share
1	FirstMerit Bank NA	12	880,759	26.49
2	Westfield Bank FSB	3	484,825	14.58
3	Third Federal S&LA of Cleveland	2	345,471	10.39
4	PNC Bank NA	6	294,871	8.87
5	JPMorgan Chase Bank NA	4	258,320	7.77
6	Fifth Third Bank	5	245,830	7.39
7	Huntington National Bank	5	187,412	5.64
8	Farmers Savings Bank	1	146,441	4.40
9	U.S. Bank NA	5	126,658	3.81
10	Citizens Bank NA	3	115,466	3.47
14	**Farmers National Bank of Canfield**	**2**	**32,074**	**0.96**
	Total for Institutions in the Market	**54**	**3,325,383**	**100.00**

Stark Top 10

2015 Rank	Company	Branches	Dep. ($000)	Market Share
1	Huntington National Bank	26	1,611,346	26.17
2	FirstMerit Bank NA	15	1,509,861	24.52
3	JPMorgan Chase Bank NA	13	814,769	13.23
4	Citizens Bank NA	14	601,167	9.76
5	KeyBank NA	12	537,739	8.73
6	PNC Bank NA	10	364,544	5.92
7	Premier Bank & Trust	7	188,282	3.06
8	Consumers National Bank	2	176,013	2.86
9	Fifth Third Bank	5	109,106	1.77
10	Bank of Magnolia Co.	3	66,352	1.08
11	**Farmers National Bank of Canfield**	**4**	**64,336**	**1.04**
	Total for Institutions in the Market	**124**	**6,156,680**	**100.00**

Cuyahoga Top 10

2015 Rank	Company	Branches	Dep. ($000)	Market Share
1	KeyBank NA	52	17,107,226	34.82
2	PNC Bank NA	50	6,604,706	13.44
3	Huntington National Bank	81	4,981,911	10.14
4	Third Federal S&LA of Cleveland (MHC)	14	4,729,021	9.62
5	Citizens Bank NA	43	4,513,743	9.19
6	Fifth Third Bank	37	2,663,422	5.42
7	JPMorgan Chase Bank NA	17	1,967,087	4.00
8	U.S. Bank NA	45	1,808,266	3.68
9	New York Community Bank	20	1,430,178	2.91
10	Dollar Bank Federal Savings Bank	21	1,404,241	2.86
22	**Farmers National Bank of Canfield**	**1**	**1,569**	**0.00**
	Total for Institutions in the Market	**420**	**49,137,333**	**100.00**

Note: Market share data as of June 30, 2015 Source: SNL

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